Supplement dated June 15, 2022
to the Prospectus and Summary Prospectus of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust II
Multi-Manager Value Strategies Fund	10/1/2021
Scott Davis has announced that he plans to retire from Columbia Management Investment Advisers, LLC (the Investment Manager), effective June 30, 2023. Until then, and effective immediately, Mr. Davis and Michael Barclay will serve as Co-Lead Portfolio Managers of the portion of the Fund managed by the Investment Manager.
Shareholders should retain this Supplement for future reference.
SUP116_05_011_(06/22)